Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

THIRD QUARTER 2011 RESULTS

SANTA MONICA, CALIFORNIA, November 3, 2011 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and nine-month periods ended September 30, 2011.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7. Unaudited financial highlights are as follows:

	Three-Month Period Ended September 30,			Nine-Month Period Ended September 30,
	2011	2010	% Change	2011	2010	% Change
Net revenue	$50,115	$53,325	(6)%	$144,424	$149,829	(4)%
Operating expenses (1)	31,203	31,224	(0)%	93,040	92,145	1%
Corporate expenses (2)	3,885	3,823	2%	11,402	11,048	3%

Consolidated adjusted EBITDA (3)	15,125	18,444	(18)%	41,132	46,938	(12)%

Free cash flow (4)	$4,272	$8,109	(47)%	$7,689	$12,643	(39)%
Free cash flow per share, basic and diluted (4)	$0.05	$0.10	(50)%	$0.09	$0.15	(40)%

Net income (loss) applicable to common stockholders	$(1,384)	$6,408	NM	$(6,168)	$11,187	NM

Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.02)	$0.08	NM	$(0.07)	$0.13	NM

Weighted average common shares outstanding, basic	85,055,659	84,512,128		85,049,518	84,479,299
Weighted average common shares outstanding, diluted	85,055,659	85,089,605		85,049,518	85,215,491

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.2 million and $0.3 million of non-cash stock-based compensation for the three-month periods ended September 30, 2011 and 2010, respectively and $0.6 million and $0.8 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2011 and 2010, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.3 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended September 30, 2011 and 2010, respectively and $0.7 million and $0.8 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2011 and 2010, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, other income (loss), net interest expense, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $400 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the third quarter of 2011, we faced challenging comparisons to last year’s third quarter, when we benefited from World Cup and political advertising revenue. Nevertheless, our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience. We remain focused on improving our operating performance while continuing to carefully manage our costs.”

Financial Results

Three-Month Period Ended September 30, 2011 Compared to the Three-Month Period Ended

September 30, 2010

(Unaudited)

	Three-Month Period Ended September 30,
	2011	2010	% Change
Net revenue	$50,115	$53,325	(6)%
Operating expenses (1)	31,203	31,224	(0)%
Corporate expenses (1)	3,885	3,823	2%
Depreciation and amortization	5,015	4,867	3%

Operating income (loss)	10,012	13,411	(25)%
Interest expense, net	(9,444)	(4,302)	120%
Loss on debt extinguishment	—	(987)	(100)%

Income (loss) before income taxes	568	8,122	(93)%

Income tax (expense) benefit	(1,952)	(1,764)	11%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(1,384)	6,358	NM
Equity in net income (loss) of nonconsolidated affiliates, net of tax	—	50	(100)%

Net income (loss)	$(1,384)	$6,408	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $50.1 million for the three-month period ended September 30, 2011 from $53.3 million for the three-month period ended September 30, 2010, a decrease of $3.2 million. Of the overall decrease, $2.5 million came from our radio segment and was primarily attributable to the absence of advertising revenue from the World Cup in 2011 compared to 2010 and a decrease in political advertising revenue, which is not material in 2011. We also benefited from revenue from a large Los Angeles promotional event during the third quarter of 2010, which event did not take place in 2011. Additionally, $0.7 million of the overall decrease came from our television segment and was primarily attributable to a decrease in national advertising, the absence of advertising revenue from the World Cup in 2011 compared to 2010, and a decrease in political advertising revenue, which is not material in 2011, partially offset by an increase in retransmission consent revenue.

Operating expenses were $31.2 million for each of the three-month periods ended September 30, 2011 and 2010. An increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC were offset by a decrease in expenses from a large Los Angeles promotional event during the third quarter of 2010, which event did not take place in 2011.

Entravision Communications

Corporate expenses increased to $3.9 million for the three-month period ended September 30, 2011 from $3.8 million for the three-month period ended September 30, 2010, an increase of $0.1 million. The increase was attributable to an increase in professional fees.

Nine-Month Period Ended September 30, 2011 Compared to the Nine-Month Period Ended September 30, 2010

(Unaudited)

	Nine-Month Period Ended September 30,
	2011	2010	% Change
Net revenue	$144,424	$149,829	(4)%
Operating expenses (1)	93,040	92,145	1%
Corporate expenses (1)	11,402	11,048	3%
Depreciation and amortization	14,172	14,464	(2)%

Operating income (loss)	25,810	32,172	(20)%
Interest expense, net	(28,344)	(14,912)	90%
Other income (loss)	687	—	NM
Loss on debt extinguishment	—	(987)	(100)%

Income (loss) before income taxes	(1,847)	16,273	NM

Income tax (expense) benefit	(4,321)	(5,102)	(15)%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(6,168)	11,171	NM
Equity in net income (loss) of nonconsolidated affiliates, net of tax	—	16	(100)%

Net income (loss)	$(6,168)	$11,187	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $144.4 million for the nine-month period ended September 30, 2011 from $149.8 million for the nine-month period ended September 30, 2010, a decrease of $5.4 million. Of the overall decrease, $4.0 million came from our radio segment and was primarily attributable to the absence of advertising revenue from the World Cup in 2011 compared to 2010 and a decrease in political advertising revenue, which is not material in 2011. We also benefited from revenue from a large Los Angeles promotional event during the third quarter of 2010, which event did not take place in 2011. Additionally, $1.4 million of the overall decrease came from our television segment and was primarily attributable to a decrease in national advertising, the absence of advertising revenue from the World Cup in 2011 compared to 2010, and a decrease in political advertising revenue, which is not material in 2011, partially offset by an increase in retransmission consent revenue.

Operating expenses increased to $93.0 million for the nine-month period ended September 30, 2011 from $92.1 million for the nine-month period ended September 30, 2010, an increase of $0.9 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in expenses from a large Los Angeles promotional event during the third quarter of 2010, which event did not take place in 2011.

Corporate expenses increased to $11.4 million for the nine-month period ended September 30, 2011 from $11.0 million for the nine-month period ended September 30, 2010, an increase of $0.4 million. The increase was attributable to an increase in professional fees.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period Ended September 30,
	2011	2010	% Change
Net Revenue
Television	$33,564	$34,322	(2)%
Radio	16,551	19,003	(13)%

Total	$50,115	$53,325	(6)%

Operating Expenses (1)
Television	$18,203	$18,041	1%
Radio	13,000	13,183	(1)%

Total	$31,203	$31,224	(0)%

Corporate Expenses (1)	$3,885	$3,823	2%

Consolidated adjusted EBITDA (1)	$15,125	$18,444	(18)%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2011 third quarter results on November 3, 2011 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2011	2010	2011	2010
Net revenue	$50,115	$53,325	$144,424	$149,829

Expenses:
Direct operating expenses (including related parties of $2,366, $2,751, $5,885, and $8,253) (including non-cash stock-based compensation of $51, $104, $155 and $312)	22,582	21,011	65,890	63,941
Selling, general and administrative expenses (including non-cash stock-based compensation of $157, $147, $472, and $442)	8,621	10,213	27,150	28,204
Corporate expenses (including non-cash stock-based compensation of $287, $357, $732, and $849)	3,885	3,823	11,402	11,048
Depreciation and amortization (includes direct operating of $3,333, $3,365, $10,011, and $10,239; selling, general and administrative of $797, $878, $2,416, and $2,719; and corporate of $885, $623, $1,745, and $1,507) (including related parties of $1,205, $893, $2,725, and $2,319)	5,015	4,867	14,172	14,464

	40,103	39,914	118,614	117,657

Operating income (loss)	10,012	13,411	25,810	32,172
Interest expense (including related parties of $0, $15, $30, and $69)	(9,444)	(4,394)	(28,346)	(15,171)
Interest income	—	92	2	259
Other income (loss)	—	—	687	—
Loss on debt extinguishment	—	(987)	—	(987)

Income (loss) before income taxes	568	8,122	(1,847)	16,273
Income tax (expense) benefit	(1,952)	(1,764)	(4,321)	(5,102)

Income (loss) before equity in net income (loss) of nonconsolidated affiliate	(1,384)	6,358	(6,168)	11,171
Equity in net income (loss) of nonconsolidated affiliate, net of tax	—	50	—	16

Net income (loss) applicable to common stockholders	$(1,384)	$6,408	$(6,168)	$11,187

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.02)	$0.08	$(0.07)	$0.13

Weighted average common shares outstanding, basic	85,055,659	84,512,128	85,049,518	84,479,299

Weighted average common shares outstanding, diluted	85,055,659	85,089,605	85,049,518	85,215,491

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income (loss)	$(1,384)	$6,408	$(6,168)	$11,187
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	5,015	4,867	14,172	14,464
Deferred income taxes	1,827	1,587	3,444	4,214
Amortization of debt issue costs	556	487	1,642	695
Amortization of syndication contracts	154	290	1,297	840
Payments on syndication contracts	(551)	(732)	(1,506)	(2,141)
Equity in net (income) loss of nonconsolidated affiliate	—	(50)	—	(16)
Non-cash stock-based compensation	495	608	1,359	1,603
Other (income) loss	—	—	(687)	—
Non-cash expenses related to debt extinguishment	—	934	—	934
Change in fair value of interest rate swap agreements	—	(4,135)	—	(12,188)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	(1,023)	809	(1,023)
(Increase) decrease in accounts receivable	50	1,765	1,655	(1,860)
(Increase) decrease in prepaid expenses and other assets	(308)	(474)	(261)	(426)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(10,267)	(2,691)	(11,050)	760

Net cash provided by (used in) operating activities	(4,413)	7,841	4,706	17,043

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(1,840)	(1,033)	(6,542)	(7,078)
Purchase of a business	(37)	—	(588)	—

Net cash provided by (used in) investing activities	(1,877)	(1,033)	(7,130)	(7,078)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	14	42	233
Payments on long-term debt	—	(358,491)	(1,000)	(362,949)
Termination of swap agreements	—	(4,039)	—	(4,039)
Proceeds from borrowings on long-term debt	—	394,888	—	394,888
Payments of deferred debt and offering costs	—	(9,691)	(29)	(10,554)

Net cash provided by (used in) financing activities	—	22,681	(987)	17,579

Net increase (decrease) in cash and cash equivalents	(6,290)	29,489	(3,411)	27,544
Cash and cash equivalents:
Beginning	75,269	25,721	72,390	27,666

Ending	$68,979	$55,210	$68,979	$55,210

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2011	2010	2011	2010

Consolidated adjusted EBITDA (1)	$15,125	$18,444	$41,132	$46,938

Interest expense	(9,444)	(4,394)	(28,346)	(15,171)
Interest income	—	92	2	259
Loss on debt extinguishment	—	(987)	—	(987)
Income tax (expense) benefit	(1,952)	(1,764)	(4,321)	(5,102)
Amortization of syndication contracts	(154)	(290)	(1,297)	(840)
Payments on syndication contracts	551	732	1,506	2,141
Non-cash stock-based compensation included in direct operating expenses	(51)	(104)	(155)	(312)
Non-cash stock-based compensation included in selling, general and administrative expenses	(157)	(147)	(472)	(442)
Non-cash stock-based compensation included in corporate expenses	(287)	(357)	(732)	(849)
Depreciation and amortization	(5,015)	(4,867)	(14,172)	(14,464)
Other income (loss)	—	—	687	—
Equity in net income (loss) of nonconsolidated affiliates	—	50	—	16

Net income (loss)	(1,384)	6,408	(6,168)	11,187

Depreciation and amortization	5,015	4,867	14,172	14,464
Deferred income taxes	1,827	1,587	3,444	4,214
Amortization of debt issue costs	556	487	1,642	695
Amortization of syndication contracts	154	290	1,297	840
Payments on syndication contracts	(551)	(732)	(1,506)	(2,141)
Equity in net (income) loss of nonconsolidated affiliate	—	(50)	—	(16)
Non-cash stock-based compensation	495	608	1,359	1,603
Other (income) loss	—	—	(687)	—
Non-cash expenses related to debt extinguishment	—	934	—	934
Change in fair value of interest rate swap agreements	—	(4,135)	—	(12,188)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	(1,023)	809	(1,023)
(Increase) decrease in accounts receivable	50	1,765	1,655	(1,860)
(Increase) decrease in prepaid expenses and other assets	(308)	(474)	(261)	(426)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(10,267)	(2,691)	(11,050)	760

Cash flows from operating activities	$(4,413)	$7,841	$4,706	$17,043

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2011	2010	2011	2010
Consolidated adjusted EBITDA (1)	$15,125	$18,444	$41,132	$46,938
Net interest expense (1)	8,888	9,125	26,702	27,579
Cash paid for income taxes	125	177	877	888
Capital expenditures (2)	1,840	1,033	5,864	5,828

Free cash flow (1)	4,272	8,109	7,689	12,643

Capital expenditures (2)	1,840	1,033	5,864	5,828
Non-cash interest expense relating to amortization of debt finance costs and interest rate swap agreements	(556)	4,823	(1,642)	12,667
Loss on debt extinguishment	—	(987)	—	(987)
Non-cash income tax expense	(1,827)	(1,587)	(3,444)	(4,214)
Amortization of syndication contracts	(154)	(290)	(1,297)	(840)
Payments on syndication contracts	551	732	1,506	2,141
Non-cash stock-based compensation included in direct operating expenses	(51)	(104)	(155)	(312)
Non-cash stock-based compensation included in selling, general and administrative expenses	(157)	(147)	(472)	(442)
Non-cash stock-based compensation included in corporate expenses	(287)	(357)	(732)	(849)
Depreciation and amortization	(5,015)	(4,867)	(14,172)	(14,464)
Impairment charge	—	—	687	—
Equity in net income (loss) of nonconsolidated affiliates	—	50	—	16

Net income (loss)	$(1,384)	$6,408	$(6,168)	$11,187

(1)	Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.